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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 18, 2000

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                                    IMP, Inc.
             (Exact name of Registrant as Specified in its Charter)


         Delaware                      0-15858               94-2722142
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)

                             2830 North First Street
                           San Jose, California 95134
                    (Address of Principal Executive Offices)


                                 (408) 432-9100
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

          On December 18, 2000, IMP, Inc., a Delaware corporation ("IMP"), issued to Teamasia Semiconductors (India) Ltd. ("TSIL"), a affiliate of IMP's majority stockholder, a Convertible Debenture due June 18, 2001. Pursuant to the provisions of the Convertible Debenture, TSIL loaned $2.3 million to IMP at no interest for a period of one year. IMP currently plans to use the proceeds from the Convertible Debenture, together with $1.2 million of proceeds from the convertible debenture issued to TSIL in November 2000, for working capital and general corporate purposes. The Convertible Debenture was approved by both (i) a committee (the "Independent Committee") consisting of the independent member of the Company's Board of Directors and (ii) upon the recommendation of the Independent Committee, the Company's Board of Directors unanimously.

          The Convertible Debenture is due on June 18, 2001. At TSIL's election, IMP shall repay the Convertible Debenture through the issuance to TSIL or its assignee of 1,314,286 shares of common stock, par value $0.01 per share, of IMP. In the event that TSIL elects to receive such shares, the effective per share price paid TSIL therefor would be $1.75, representing a premium of $1.1875, or 211%, to the $0.5625 closing price of IMP's common stock on the Nasdaq Small Cap Market on December 18, 2000.

          A copy of the Convertible Debenture is attached hereto as Exhibit 99.1 and incorporated by reference herein. The foregoing description of certain terms of the Convertible Debenture is not complete and is qualified in its entirety by reference to the full text of the Convertible Debenture.

          This report contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are subject to risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. For a discussion of the risks associated with IMP's business, please see the discussion under the caption "Factors Affecting Future Results" in IMP's Report on Form 10-Q for the quarter ended September 24, 2000 which has been filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibit is filed with this Current Report on Form 8-K:

          Exhibit No.         Description

          99.1                Convertible Debenture Due June 18, 2001.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2000             IMP, INC.

                                     By: /s/ Sugriva Reddy
                                         ---------------------------------------
                                         Name: Sugriva Reddy
                                         Title: Chief Executive Officer


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                                  EXHIBIT INDEX


          Exhibit No.         Description

          99.1                Convertible Debenture Due June 18, 2001.